SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): April 22, 2003


                               Delta Apparel, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                          (State or Other Jurisdiction
                                of Incorporation)


          1-15583                                     58-2508794
    -------------------                         -----------------------
(Commission File Number)                   (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                 30097
-------------------------------------------------             ---------------
      (Address of principal executive offices)                 (Zip Code)


                                 (678) 775-6900
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1     Press release issued by Delta Apparel, Inc. on April 22, 2003.

ITEM 9.  REGULATION F-D DISCLOSURE.

         On April 22, 2003, Delta Apparel, Inc. issued its earnings release for the fiscal quarter ended March 29, 2003. The earnings release is set forth as
Exhibit 99.1 to this Current Report and is incorporated herein by reference. Robert W. Humphreys, President and CEO, will hold an analyst conference call on Tuesday, April 22, 2003 at 9:00 a.m. eastern time to discuss financial results and give a business update. The conference call will be broadcast through the Company's web site at www.deltaapparel.com by selecting "investor relations" then "company news." A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth under Item 9 above is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DELTA APPAREL, INC.



Date:  April 22, 2003                  /s/  Herbert M. Mueller
                                      -----------------------------------
                                      Herbert M. Mueller
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Press release issued by Delta Apparel, Inc. on April 22, 2003.